Exhibit 24

                                POWER OF ATTORNEY

             I, Robert C. Sledd, do hereby constitute and appoint David B. Kewer and Thomas M. Mishoe, Jr., my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Eskimo Pie Corporation (the "Company"), to act and to execute any and all instruments as such attorneys or attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

             I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

             WITNESS the execution hereof this 27th day of January, 2000.

                                                   /s/  Robert C. Sledd
                                                 -------------------------------
                                                       Robert C. Sledd

                                POWER OF ATTORNEY

             I, Judith B. McBee, do hereby constitute and appoint David B. Kewer and Thomas M. Mishoe, Jr., my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Eskimo Pie Corporation (the "Company"), to act and to execute any and all instruments as such attorneys or attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

             I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

             WITNESS the execution hereof this 3rd day of February, 2000.

                                                   /s/  Judith B. McBee
                                                 -------------------------------
                                                       Judith B. McBee

                                POWER OF ATTORNEY

             I, F. Claiborne Johnston, Jr., do hereby constitute and appoint David B. Kewer and Thomas M. Mishoe, Jr., my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Eskimo Pie Corporation (the "Company"), to act and to execute any and all instruments as such attorneys or attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

             I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

             WITNESS the execution hereof this 25th day of January, 2000.

                                                 /s/  F. Claiborne Johnston, Jr.
                                                 -------------------------------
                                                      F. Claiborne Johnston, Jr.

                                POWER OF ATTORNEY

             I, Wilson H. Flohr, Jr., do hereby constitute and appoint David B. Kewer and Thomas M. Mishoe, Jr., my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Eskimo Pie Corporation (the "Company"), to act and to execute any and all instruments as such attorneys or attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

             I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

             WITNESS the execution hereof this 8th day of February, 2000.

                                                   /s/  Wilson H. Flohr, Jr.
                                                 -------------------------------
                                                       Wilson H. Flohr, Jr.

                                POWER OF ATTORNEY

             I, Daniel J. Ludeman, do hereby constitute and appoint David B. Kewer and Thomas M. Mishoe, Jr., my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Eskimo Pie Corporation (the "Company"), to act and to execute any and all instruments as such attorneys or attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

             I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

             WITNESS the execution hereof this 14th day of February, 2000.

                                                   /s/  Daniel J. Ludeman
                                                 -------------------------------
                                                       Daniel J. Ludeman

                                POWER OF ATTORNEY

             I, Arnold H. Dreyfuss, do hereby constitute and appoint David B. Kewer and Thomas M. Mishoe, Jr., my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Eskimo Pie Corporation (the "Company"), to act and to execute any and all instruments as such attorneys or attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

             I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

             WITNESS the execution hereof this 25th day of January, 2000.

                                                   /s/  Arnold H. Dreyfuss
                                                 -------------------------------
                                                       Arnold H. Dreyfuss